Financial Supplement

Third Quarter 2025

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	15
Loans and Leases 90 Days or More Past Due and Accruing	16
Charge-offs, Recoveries, and Related Ratios	17
Summary of Changes in the Components of the Allowance for Credit Losses	19

Capital and Ratios	20

Non-GAAP Financial Measures and Reconciliations	21
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change								2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,118	$2,037	$1,935	$1,986	$1,901	$81		4%	$217		11%	$6,090	$5,823	$267		5%
Noninterest expense	1,335	1,319	1,314	1,316	1,259	16		1	76		6	3,968	3,918	50		1
Pre-provision profit[1]	783	718	621	670	642	65		9	141		22	2,122	1,905	217		11
Provision (benefit) for credit losses	154	164	153	162	172	(10)		(6)	(18)		(10)	471	525	(54)		(10)
NET INCOME	494	436	373	401	382	58		13	112		29	1,303	1,108	195		18
Net income, Underlying[1]	494	436	373	412	392	58		13	102		26	1,303	1,195	108		9
Net income available to common stockholders	457	402	340	367	344	55		14	113		33	1,199	1,005	194		19
Net income available to common stockholders, Underlying[1]	457	402	340	378	354	55		14	103		29	1,199	1,092	107		10
PER COMMON SHARE DATA
Basic earnings	$1.06	$0.93	$0.78	$0.83	$0.77	$0.13		14%	$0.29		38%	$2.76	$2.21	$0.55		25%
Diluted earnings	1.05	0.92	0.77	0.83	0.77	0.13		14	0.28		36	2.74	2.20	0.54		25
Basic earnings, Underlying[1]	1.06	0.93	0.78	0.86	0.79	0.13		14	0.27		34	2.76	2.40	0.36		15
Diluted earnings, Underlying[1]	1.05	0.92	0.77	0.85	0.79	0.13		14	0.26		33	2.74	2.39	0.35		15
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—	1.26	1.26	—		—
Book value per common share	54.97	53.43	51.99	50.26	51.25	1.54		3	3.72		7	54.97	51.25	3.72		7
Tangible book value per common share[1]	36.73	35.23	33.97	32.34	33.54	1.50		4	3.19		10	36.73	33.54	3.19		10
Dividend payout ratio	40%	45%	54%	51%	55%	(554)	bps		(1,493)	bps		46%	57%	(1,136)	bps
Dividend payout ratio, Underlying[1]	40	45	54	49	53	(554)	bps		(1,338)	bps		46	53	(700)	bps
COMMON SHARES OUTSTANDING
Average: Basic	431,365,552	433,640,210	438,320,757	440,802,738	446,561,996	(2,274,658)		(1%)	(15,196,444)		(3%)	434,416,696	453,993,833	(19,577,136)		(4%)
Diluted	435,472,350	436,539,774	442,200,180	444,836,786	449,913,467	(1,067,424)		—	(14,441,117)		(3)	437,915,596	456,461,330	(18,545,733)		(4)
Common shares at period-end	431,453,142	432,768,811	437,668,127	440,543,381	445,216,549	(1,315,669)		—	(13,763,407)		(3)	431,453,142	445,216,549	(13,763,407)		(3)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change								2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.99%	2.94%	2.89%	2.86%	2.76%	5 bps			23 bps			2.94%	2.84%	10	bps
Net interest margin, FTE[1,2]	3.00	2.95	2.90	2.87	2.77	5			23			2.95	2.85	10
Return on average common equity	7.77	7.18	6.21	6.64	6.12	59			165			7.07	6.15	92
Return on average common equity, Underlying[2]	7.77	7.18	6.21	6.84	6.29	59			148			7.07	6.68	39
Return on average tangible common equity[2]	11.75	11.05	9.64	10.36	9.45	70			230			10.84	9.63	121
Return on average tangible common equity, Underlying[2]	11.75	11.05	9.64	10.66	9.71	70			204			10.84	10.46	38
Return on average total assets	0.90	0.80	0.70	0.73	0.70	10			20			0.80	0.67	13
Return on average total assets, Underlying[2]	0.90	0.80	0.70	0.75	0.71	10			19			0.80	0.73	7
Return on average total tangible assets[2]	0.93	0.83	0.73	0.76	0.72	10			21			0.83	0.70	13
Return on average total tangible assets, Underlying[2]	0.93	0.83	0.73	0.78	0.74	10			19			0.83	0.75	8
Effective income tax rate	21.38	21.37	20.26	21.04	18.56	1			282			21.06	19.69	137
Effective income tax rate, Underlying[2]	21.38	21.37	20.26	21.17	18.75	1			263			21.06	20.68	38
Efficiency ratio	63.03	64.76	67.91	66.27	66.23	(173)			(320)			65.16	67.28	(212)
Efficiency ratio, Underlying[2]	63.03	64.76	67.91	65.36	65.61	(173)			(258)			65.16	65.08	8
Noninterest income as a % of total revenue	29.75	29.41	28.14	28.90	27.95	34			180			29.12	27.51	161
Noninterest income as a % of total revenue, Underlying[2]	29.75	29.41	28.14	28.54	28.05	34			170			29.12	27.45	167
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.7%	10.6%	10.6%	10.8%	10.6%
Tier 1 capital ratio	11.9	11.9	11.9	12.1	11.9
Total capital ratio	13.9	13.8	13.9	14.0	13.9
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.4
Common equity ratio	10.6	10.6	10.3	10.2	10.4
Tangible common equity ratio[2]	7.4	7.2	7.0	6.8	7.0
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	78.26%	79.56%	77.51%	79.65%	80.85%	(130)	bps		(259)	bps		78.26%	80.85%	(259)	bps
Loan-to-deposit ratio (average balances)	79.57	79.72	80.89	80.88	81.59	(15)	bps		(202)	bps		80.05	82.07	(202)	bps
Full-time equivalent colleagues (period-end)	17,496	17,677	17,315	17,287	17,329	(181)		(1)	167		1	17,496	17,329	167		1
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change						2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24		2025	2024	2024
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,897	$1,851	$1,829	$1,910	$1,976	$46	2%	($79)	(4%)	$5,577	$6,038	($461)	(8%)
Interest and fees on loans held for sale	31	36	16	21	19	(5)	(14)	12	63	83	56	27	48
Investment securities	433	428	418	419	423	5	1	10	2	1,279	1,239	40	3
Interest-bearing deposits in banks	97	92	89	112	121	5	5	(24)	(20)	278	391	(113)	(29)
Total interest income	2,458	2,407	2,352	2,462	2,539	51	2	(81)	(3)	7,217	7,724	(507)	(7)
INTEREST EXPENSE
Deposits	816	802	795	883	990	14	2	(174)	(18)	2,413	2,942	(529)	(18)
Short-term borrowed funds	5	9	8	1	3	(4)	(44)	2	67	22	14	8	57
Long-term borrowed funds	149	159	158	166	177	(10)	(6)	(28)	(16)	466	547	(81)	(15)
Total interest expense	970	970	961	1,050	1,170	—	—	(200)	(17)	2,901	3,503	(602)	(17)
Net interest income	1,488	1,437	1,391	1,412	1,369	51	4	119	9	4,316	4,221	95	2
NONINTEREST INCOME
Service charges and fees	112	111	109	109	109	1	1	3	3	332	311	21	7
Capital markets fees	166	105	100	121	94	61	58	72	77	371	346	25	7
Card fees	87	90	83	97	93	(3)	(3)	(6)	(6)	260	271	(11)	(4)
Wealth fees	93	88	81	75	76	5	6	17	22	262	219	43	20
Mortgage banking fees	49	73	59	60	46	(24)	(33)	3	7	181	149	32	21
Foreign exchange and derivative products	42	41	39	35	36	1	2	6	17	122	111	11	10
Letter of credit and loan fees	48	45	44	45	45	3	7	3	7	137	130	7	5
Securities gains, net	2	5	7	4	9	(3)	(60)	(7)	(78)	14	14	—	—
Other income	31	42	22	28	24	(11)	(26)	7	29	95	51	44	86
Total noninterest income	630	600	544	574	532	30	5	98	18	1,774	1,602	172	11
TOTAL REVENUE	2,118	2,037	1,935	1,986	1,901	81	4	217	11	6,090	5,823	267	5
Provision (benefit) for credit losses	154	164	153	162	172	(10)	(6)	(18)	(10)	471	525	(54)	(10)
NONINTEREST EXPENSE
Salaries and employee benefits	705	681	696	674	647	24	4	58	9	2,082	1,983	99	5
Equipment and software	197	193	194	193	194	4	2	3	2	584	576	8	1
Outside services	161	169	155	170	146	(8)	(5)	15	10	485	469	16	3
Occupancy	106	108	112	112	108	(2)	(2)	(2)	(2)	326	335	(9)	(3)
Other operating expense	166	168	157	167	164	(2)	(1)	2	1	491	555	(64)	(12)
Total noninterest expense	1,335	1,319	1,314	1,316	1,259	16	1	76	6	3,968	3,918	50	1
Income before income tax expense	629	554	468	508	470	75	14	159	34	1,651	1,380	271	20
Income tax expense	135	118	95	107	88	17	14	47	53	348	272	76	28
Net income	$494	$436	$373	$401	$382	$58	13%	$112	29%	$1,303	$1,108	$195	18%
Net income, Underlying[1]	$494	$436	$373	$412	$392	$58	13%	$102	26%	$1,303	$1,195	$108	9%
Net income available to common stockholders	$457	$402	$340	$367	$344	$55	14%	$113	33%	$1,199	$1,005	$194	19%
Net income available to common stockholders, Underlying[1]	$457	$402	$340	$378	$354	$55	14%	$103	29%	$1,199	$1,092	$107	10%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2025 CHANGE
	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2025		September 30, 2024
						$	%	$	%
ASSETS
Cash and due from banks	$1,254	$1,107	$1,082	$1,409	$979	$147	13%	$275	28%
Interest-bearing cash and due from banks	10,396	7,441	10,459	9,192	9,936	2,955	40	460	5
Interest-bearing deposits in banks	694	680	685	635	648	14	2	46	7
Debt securities available for sale, at fair value	35,419	34,658	34,208	32,765	32,835	761	2	2,584	8
Debt securities held to maturity	8,124	8,293	8,469	8,599	8,738	(169)	(2)	(614)	(7)
Loans held for sale	1,334	2,093	2,820	858	663	(759)	(36)	671	101
Loans and leases	140,870	139,304	137,635	139,203	141,632	1,566	1	(762)	(1)
Less: Allowance for loan and lease losses	(1,972)	(2,008)	(2,014)	(2,061)	(2,079)	36	(2)	107	(5)
Net loans and leases	138,898	137,296	135,621	137,142	139,553	1,602	1	(655)	—
Derivative assets	721	832	760	408	586	(111)	(13)	135	23
Premises and equipment	857	855	855	875	862	2	—	(5)	(1)
Bank-owned life insurance	3,422	3,408	3,386	3,364	3,346	14	—	76	2
Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—
Other intangible assets	123	129	137	146	137	(6)	(5)	(14)	(10)
Other assets	13,318	13,331	13,479	13,941	13,236	(13)	—	82	1
TOTAL ASSETS	$222,747	$218,310	$220,148	$217,521	$219,706	$4,437	2%	$3,041	1%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$39,472	$38,001	$37,556	$36,920	$35,978	$1,471	4%	$3,494	10%
Interest-bearing	140,539	137,085	140,020	137,856	139,210	3,454	3	1,329	1
Total deposits	180,011	175,086	177,576	174,776	175,188	4,925	3	4,823	3
Short-term borrowed funds	214	249	47	—	15	(35)	(14)	199	NM
Long-term borrowed funds:
FHLB advances	14	1,542	42	53	553	(1,528)	(99)	(539)	(97)
Senior debt	6,825	6,821	7,568	7,168	7,766	4	—	(941)	(12)
Subordinated debt and other debt	3,602	4,163	4,657	5,180	5,625	(561)	(13)	(2,023)	(36)
Total long-term borrowed funds	10,441	12,526	12,267	12,401	13,944	(2,085)	(17)	(3,503)	(25)
Derivative liabilities	738	766	883	1,220	1,012	(28)	(4)	(274)	(27)
Other liabilities	5,514	4,449	4,509	4,870	4,615	1,065	24	899	19
TOTAL LIABILITIES	196,918	193,076	195,282	193,267	194,774	3,842	2	2,144	1
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,111	2,113	2,113	2,113	2,112	(2)	—	(1)	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	7	7	7	6	—	—	1	17
Additional paid-in capital	22,448	22,420	22,370	22,364	22,327	28	—	121	1
Retained earnings	11,056	10,783	10,566	10,412	10,233	273	3	823	8
Treasury stock, at cost	(7,526)	(7,450)	(7,249)	(7,047)	(6,820)	(76)	(1)	(706)	(10)
Accumulated other comprehensive income (loss)	(2,267)	(2,639)	(2,941)	(3,595)	(2,926)	372	14	659	23
TOTAL STOCKHOLDERS' EQUITY	25,829	25,234	24,866	24,254	24,932	595	2	897	4
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$222,747	$218,310	$220,148	$217,521	$219,706	$4,437	2%	$3,041	1%
Memo: Total tangible common equity[1]	$15,848	$15,246	$14,867	$14,246	$14,931	$602	4%	$917	6%
1 Represents a non-GAAP financial measure. For further information on this measure, refer to "Non-GAAP Financial Measures and Reconciliations."

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2025 CHANGE
	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2025		September 30, 2024
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$46,953	$45,412	$43,781	$42,551	$43,825	$1,541	3%	$3,128	7%
Commercial real estate	25,540	26,230	26,727	27,225	27,983	(690)	(3)	(2,443)	(9)
Total commercial	72,493	71,642	70,508	69,776	71,808	851	1	685	1
Residential mortgages	34,477	33,823	33,114	32,726	32,379	654	2	2,098	6
Home equity	18,415	17,711	16,853	16,495	15,992	704	4	2,423	15
Automobile	2,816	3,407	4,044	4,744	5,540	(591)	(17)	(2,724)	(49)
Education	8,556	8,550	8,779	10,812	11,118	6	—	(2,562)	(23)
Other retail	4,113	4,171	4,337	4,650	4,795	(58)	(1)	(682)	(14)
Total retail	68,377	67,662	67,127	69,427	69,824	715	1	(1,447)	(2)
Total loans and leases	$140,870	$139,304	$137,635	$139,203	$141,632	$1,566	1%	($762)	(1%)
Loans held for sale	1,334	2,093	2,820	858	663	(759)	(36)	671	101
Loans and leases and loans held for sale	$142,204	$141,397	$140,455	$140,061	$142,295	$807	1%	($91)	—%

DEPOSITS
Noninterest-bearing demand	$39,472	$38,001	$37,556	$36,920	$35,978	$1,471	4%	$3,494	10%
Checking with interest	35,219	34,918	34,456	33,246	33,680	301	1	1,539	5
Savings	24,759	25,400	25,765	25,976	26,489	(641)	(3)	(1,730)	(7)
Money market	59,709	55,638	55,996	55,321	54,654	4,071	7	5,055	9
Time	20,852	21,129	23,803	23,313	24,387	(277)	(1)	(3,535)	(14)
Total deposits	$180,011	$175,086	$177,576	$174,776	$175,188	$4,925	3%	$4,823	3%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									3Q25 Change
	3Q25			2Q25			3Q24			2Q25			3Q24
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$9,015	$97	4.24%	$8,217	$92	4.40%	$8,896	$121	5.30%	$798	$5	(16) bps	$119	($24)	(106) bps
Taxable investment securities	46,452	433	3.71	46,537	428	3.69	45,083	423	3.75	(85)	5	2	1,369	10	(4)
Non-taxable investment securities	1	—	2.60	1	—	2.60	1	—	2.60	—	—	—	—	—	—
Total investment securities	46,453	433	3.71	46,538	428	3.69	45,084	423	3.75	(85)	5	2	1,369	10	(4)
Commercial and industrial	46,351	581	4.91	44,936	549	4.84	44,071	556	4.95	1,415	32	7	2,280	25	(4)
Commercial real estate	25,799	380	5.76	26,487	384	5.73	28,209	452	6.26	(688)	(4)	3	(2,410)	(72)	(50)
Total commercial	72,150	961	5.21	71,423	933	5.17	72,280	1,008	5.46	727	28	4	(130)	(47)	(25)
Residential mortgages	34,134	339	3.98	33,420	327	3.92	32,117	301	3.75	714	12	6	2,017	38	23
Home equity	18,027	322	7.07	17,324	308	7.14	15,733	317	8.02	703	14	(7)	2,294	5	(95)
Automobile	3,096	35	4.44	3,705	41	4.41	5,942	64	4.28	(609)	(6)	3	(2,846)	(29)	16
Education	8,513	129	5.98	8,660	128	5.94	11,155	153	5.45	(147)	1	4	(2,642)	(24)	53
Other retail	4,091	111	10.92	4,277	114	10.66	4,776	133	11.04	(186)	(3)	26	(685)	(22)	(12)
Total retail	67,861	936	5.49	67,386	918	5.46	69,723	968	5.53	475	18	3	(1,862)	(32)	(4)
Total loans and leases	140,011	1,897	5.35	138,809	1,851	5.31	142,003	1,976	5.50	1,202	46	4	(1,992)	(79)	(15)
Loans held for sale	2,119	31	5.73	2,754	36	5.29	1,181	19	6.26	(635)	(5)	44	938	12	(53)
Total interest-earning assets	197,598	2,458	4.92	196,318	2,407	4.89	197,164	2,539	5.09	1,280	51	3	434	(81)	(17)
Noninterest-earning assets	21,519			21,343			21,414			176			105
TOTAL ASSETS	$219,117			$217,661			$218,578			$1,456			$539
INTEREST-BEARING LIABILITIES
Checking with interest	$34,748	$134	1.54%	$33,847	$123	1.46%	$33,090	$131	1.58%	$901	$11	8	$1,658	$3	(4)
Savings	25,001	86	1.36	25,536	85	1.34	26,868	128	1.89	(535)	1	2	(1,867)	(42)	(53)
Money market	57,783	411	2.82	54,716	376	2.75	53,152	444	3.32	3,067	35	7	4,631	(33)	(50)
Time	20,355	185	3.61	22,679	218	3.85	24,705	287	4.65	(2,324)	(33)	(24)	(4,350)	(102)	(104)
Total interest-bearing deposits	137,887	816	2.35	136,778	802	2.35	137,815	990	2.86	1,109	14	—	72	(174)	(51)
Short-term borrowed funds	589	5	2.91	925	9	3.96	150	3	6.06	(336)	(4)	(105)	439	2	(315)
FHLB advances	1,009	12	4.64	1,063	12	4.64	477	6	5.38	(54)	—	—	532	6	(74)
Senior debt	6,823	88	5.16	7,042	90	5.07	7,462	93	5.01	(219)	(2)	9	(639)	(5)	15
Subordinated debt and other debt	3,811	49	5.16	4,394	57	5.18	5,751	78	5.43	(583)	(8)	(2)	(1,940)	(29)	(27)
Total long-term borrowed funds	11,643	149	5.11	12,499	159	5.07	13,690	177	5.20	(856)	(10)	4	(2,047)	(28)	(9)
Total borrowed funds	12,232	154	5.01	13,424	168	5.00	13,840	180	5.21	(1,192)	(14)	1	(1,608)	(26)	(20)
Total interest-bearing liabilities	150,119	970	2.56	150,202	970	2.59	151,655	1,170	3.07	(83)	—	(3)	(1,536)	(200)	(51)
Noninterest-bearing demand deposits	38,070			37,350			36,236			720			1,834
Other noninterest-bearing liabilities	5,387			5,503			6,194			(116)			(807)
TOTAL LIABILITIES	193,576			193,055			194,085			521			(509)
STOCKHOLDERS' EQUITY	25,541			24,606			24,493			935			1,048
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$219,117			$217,661			$218,578			$1,456			$539
INTEREST RATE SPREAD			2.36%			2.30%			2.02%			6			34
NET INTEREST INCOME AND NET INTEREST MARGIN		$1,488	2.99%		$1,437	2.94%		$1,369	2.76%		$51	5		$119	23
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$1,492	3.00%		$1,441	2.95%		$1,373	2.77%		$51	5		$119	23
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$175,957	$816	1.84%	$174,128	$802	1.85%	$174,051	$990	2.26%	$1,829	$14	(1) bps	$1,906	($174)	(42) bps

1Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30,						2025 Change
	2025			2024			2024
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$8,445	$278	4.35%	$9,602	$391	5.35%	($1,157)	($113)	(100)	bps
Taxable investment securities	46,354	1,279	3.68	44,561	1,239	3.71	1,793	40	(3)
Non-taxable investment securities	1	—	2.60	1	—	2.60	—	—	—
Total investment securities	46,355	1,279	3.68	44,562	1,239	3.71	1,793	40	(3)
Commercial and industrial	44,972	1,645	4.83	44,342	1,795	5.32	630	(150)	(49)
Commercial real estate	26,429	1,151	5.74	28,681	1,376	6.30	(2,252)	(225)	(56)
Total commercial	71,401	2,796	5.16	73,023	3,171	5.71	(1,622)	(375)	(55)
Residential mortgages	33,480	984	3.92	31,713	874	3.68	1,767	110	24
Home equity	17,338	923	7.11	15,387	920	7.99	1,951	3	(88)
Automobile	3,727	123	4.41	6,832	218	4.27	(3,105)	(95)	14
Education	9,280	405	5.83	11,472	463	5.39	(2,192)	(58)	44
Other retail	4,285	346	10.83	4,866	392	10.76	(581)	(46)	7
Total retail	68,110	2,781	5.45	70,270	2,867	5.45	(2,160)	(86)	—
Total loans and leases	139,511	5,577	5.31	143,293	6,038	5.58	(3,782)	(461)	(27)
Loans held for sale	2,023	83	5.45	1,104	56	6.71	919	27	(126)
Total interest-earning assets	196,334	7,217	4.88	198,561	7,724	5.15	(2,227)	(507)	(27)
Noninterest-earning assets	21,372			20,959			413
TOTAL ASSETS	$217,706			$219,520			($1,814)
INTEREST-BEARING LIABILITIES
Checking with interest	$33,770	$367	1.45%	$33,017	$368	1.49%	$753	($1)	(4)
Savings	25,430	260	1.36	27,389	369	1.80	(1,959)	(109)	(44)
Money market	55,656	1,144	2.75	52,552	1,320	3.35	3,104	(176)	(60)
Time	22,093	642	3.89	25,274	885	4.68	(3,181)	(243)	(79)
Total interest-bearing deposits	136,949	2,413	2.36	138,232	2,942	2.84	(1,283)	(529)	(48)
Short-term borrowed funds	729	22	3.85	324	14	5.64	405	8	(179)
FHLB advances	891	31	4.62	1,704	72	5.56	(813)	(41)	(94)
Senior debt	6,998	264	5.03	6,755	243	4.80	243	21	23
Subordinated debt and other debt	4,374	171	5.22	5,688	232	5.44	(1,314)	(61)	(22)
Total long-term borrowed funds	12,263	466	5.07	14,147	547	5.15	(1,884)	(81)	(8)
Total borrowed funds	12,992	488	5.00	14,471	561	5.16	(1,479)	(73)	(16)
Total interest-bearing liabilities	149,941	2,901	2.58	152,703	3,503	3.06	(2,762)	(602)	(48)
Noninterest-bearing demand deposits	37,326			36,374			952
Other noninterest-bearing liabilities	5,618			6,544			(926)
TOTAL LIABILITIES	192,885			195,621			(2,736)
STOCKHOLDERS' EQUITY	24,821			23,899			922
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$217,706			$219,520			($1,814)
INTEREST RATE SPREAD			2.30%			2.09%			21
NET INTEREST INCOME AND NET INTEREST MARGIN		$4,316	2.94%		$4,221	2.84%		$95	10
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$4,328	2.95%		$4,234	2.85%		$94	10
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$174,275	$2,413	1.85%	$174,606	$2,942	2.25%	($331)	($529)	(40)	bps
1 Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE NINE MONTHS ENDED SEPTEMBER 30,
3Q25 Change	2025 Change
3Q25	2Q25	1Q25	4Q24	3Q24	2Q25	3Q24	2025	2024	2024
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$18	$19	$15	$14	$15	($1)	(5%)	$3	20%	$52	$44	$8	18%
Mortgage servicing revenue	29	28	32	33	33	1	4	(4)	(12)	89	101	(12)	(12)
MSR valuation changes, net of hedge impact	2	26	12	13	(2)	(24)	(92)	4	NM	40	4	36	NM
Total mortgage banking fees	$49	$73	$59	$60	$46	($24)	(33%)	$3	7%	$181	$149	$32	21%

Pull-through adjusted locks	$2,150	$2,458	$2,112	$1,543	$1,996	($308)	(13%)	$154	8%	$6,720	$5,330	$1,390	26%

Production revenue as a percentage of Pull-through adjusted locks	0.81%	0.78%	0.71%	0.90%	0.76%	3	bps	5	bps	0.77%	0.83%	(6)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$2,019	$2,189	$1,444	$1,680	$1,749	($170)	(8%)	$270	15%	$5,652	$4,378	$1,274	29%
Third Party	1,837	1,916	1,474	1,341	1,504	(79)	(4)	333	22	5,227	3,719	1,508	41
Total	$3,856	$4,105	$2,918	$3,021	$3,253	($249)	(6%)	$603	19%	$10,879	$8,097	$2,782	34%

Originated for sale	$2,379	$2,486	$1,916	$1,948	$2,148	($107)	(4%)	$231	11%	$6,781	$5,316	$1,465	28%
Originated for investment	1,477	1,619	1,002	1,073	1,105	(142)	(9)	372	34	4,098	2,781	1,317	47
Total	$3,856	$4,105	$2,918	$3,021	$3,253	($249)	(6%)	$603	19%	$10,879	$8,097	$2,782	34%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$95,244	$95,422	$95,203	$95,600	$96,120	($178)	—%	($876)	(1%)	$95,244	$96,120	($876)	(1%)
Owned loans serviced	34,760	34,284	33,737	33,064	32,655	476	1	2,105	6	34,760	32,655	2,105	6
Total	$130,004	$129,706	$128,940	$128,664	$128,775	$298	—%	$1,229	1%	$130,004	$128,775	$1,229	1%

MSR at fair value	$1,430	$1,426	$1,397	$1,491	$1,501	$4	—%	($71)	(5%)	$1,430	$1,501	($71)	(5%)

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q25 Change								2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,262	$1,218	$1,193	$1,196	$1,156	$44		4%	$106		9%	$3,673	$3,369	$304		9%
Noninterest income	311	329	297	311	285	(18)		(5)	26		9	937	820	117		14
Total revenue	1,573	1,547	1,490	1,507	1,441	26		2	132		9	4,610	4,189	421		10
Noninterest expense	979	963	954	944	916	16		2	63		7	2,896	2,734	162		6
Profit (loss) before credit losses	594	584	536	563	525	10		2	69		13	1,714	1,455	259		18
Net charge-offs	81	81	86	82	84	—		—	(3)		(4)	248	249	(1)		—
Income (loss) before income tax expense (benefit)	513	503	450	481	441	10		2	72		16	1,466	1,206	260		22
Income tax expense (benefit)	130	127	114	123	114	3		2	16		14	371	311	60		19
Net income (loss)	$383	$376	$336	$358	$327	$7		2%	$56		17%	$1,095	$895	$200		22%
AVERAGE BALANCES
Total assets	$80,729	$78,822	$77,534	$76,608	$75,392	$1,907		2%	$5,337		7%	$79,040	$74,510	$4,530		6%
Total loans and leases[1]	74,274	72,402	71,054	70,274	69,021	1,872		3	5,253		8	72,588	68,146	4,442		7
Deposits	128,547	127,271	125,728	124,552	121,899	1,276		1	6,648		5	127,193	120,803	6,390		5
Interest-earning assets	74,870	72,988	71,635	70,857	69,608	1,882		3	5,262		8	73,176	68,740	4,436		6
KEY METRICS
Net interest margin	6.69%	6.69%	6.76%	6.72%	6.60%	—	bps		9	bps		6.71%	6.54%	17	bps
Efficiency ratio	62.22	62.24	64.06	62.60	63.53	(2)	bps		(131)	bps		62.82	65.26	(244)	bps
Loan-to-deposit ratio (period-end balances)	57.40	57.24	54.97	55.85	56.34	16	bps		106	bps		57.40	56.34	106	bps
Loan-to-deposit ratio (average balances)	57.16	56.26	56.04	55.88	56.05	90	bps		111	bps		56.49	55.94	55	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q25 Change								2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$448	$439	$441	$464	$478	$9		2%	($30)		(6%)	$1,328	$1,486	($158)		(11%)
Noninterest income	286	232	215	232	207	54		23	79		38	733	676	57		8
Total revenue	734	671	656	696	685	63		9	49		7	2,061	2,162	(101)		(5)
Noninterest expense	333	317	327	313	300	16		5	33		11	977	928	49		5
Profit (loss) before credit losses	401	354	329	383	385	47		13	16		4	1,084	1,234	(150)		(12)
Net charge-offs	78	84	77	91	91	(6)		(7)	(13)		(14)	239	262	(23)		(9)
Income (loss) before income tax expense (benefit)	323	270	252	292	294	53		20	29		10	845	972	(127)		(13)
Income tax expense (benefit)	75	64	56	68	63	11		17	12		19	195	223	(28)		(13)
Net income (loss)	$248	$206	$196	$224	$231	$42		20%	$17		7%	$650	$749	($99)		(13%)
AVERAGE BALANCES
Total assets	$66,134	$66,284	$65,366	$66,787	$68,092	($150)		—%	($1,958)		(3%)	$65,931	$69,046	($3,115)		(5%)
Total loans and leases[1]	62,905	63,057	62,437	63,789	64,974	(152)		—	(2,069)		(3)	62,801	66,048	(3,247)		(5)
Deposits	44,482	42,481	42,178	43,597	44,190	2,001		5	292		1	43,056	44,766	(1,710)		(4)
Interest-earning assets	63,719	63,710	63,018	64,419	65,550	9		—	(1,831)		(3)	63,485	66,507	(3,022)		(5)
KEY METRICS
Net interest margin	2.78%	2.78%	2.83%	2.86%	2.90%	—	bps		(12)	bps		2.80%	2.98%	(18)	bps
Efficiency ratio	45.15	47.47	49.77	44.78	43.84	(232)	bps		131	bps		47.38	42.95	443	bps
Loan-to-deposit ratio (period-end balances)	132.70	139.59	142.21	139.43	140.42	(689)	bps		(772)	bps		132.70	140.42	(772)	bps
Loan-to-deposit ratio (average balances)	140.06	146.90	146.86	144.70	145.93	(684)	bps		(587)	bps		144.50	146.36	(186)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
NON-CORE						3Q25 Change								2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
Net interest income	($7)	($5)	($15)	($21)	($28)	($2)		(40%)	$21		75%	($27)	($96)	$69		72%
Noninterest income	4	3	—	—	—	1		33	4		100	7	—	7		100
Total revenue	(3)	(2)	(15)	(21)	(28)	(1)		(50)	25		89	(20)	(96)	76		79
Noninterest expense	12	15	16	24	23	(3)		(20)	(11)		(48)	43	74	(31)		(42)
Profit (loss) before credit losses	(15)	(17)	(31)	(45)	(51)	2		12	36		71	(63)	(170)	107		63
Net charge offs	4	2	37	15	17	2		100	(13)		(76)	43	46	(3)		(7)
Income (loss) before income tax expense (benefit)	(19)	(19)	(68)	(60)	(68)	—		—	49		72	(106)	(216)	110		51
Income tax expense (benefit)	(5)	(5)	(17)	(15)	(17)	—		—	12		71	(27)	(55)	28		51
Net income (loss)	($14)	($14)	($51)	($45)	($51)	$—		—%	$37		73%	($79)	($161)	$82		51%
AVERAGE BALANCES
Total assets	$4,000	$5,216	$6,536	$7,428	$8,389	($1,216)		(23%)	($4,389)		(52%)	$5,241	$9,450	($4,209)		(45%)
Total loans and leases[1]	3,976	5,192	6,510	7,394	8,352	(1,216)		(23)	(4,376)		(52)	5,217	9,408	(4,191)		(45)
Interest-earning assets	3,976	5,192	6,510	7,394	8,352	(1,216)		(23)	(4,376)		(52)	5,217	9,408	(4,191)		(45)
KEY METRICS
Net interest margin	(0.63)%	(0.43)%	(0.90)%	(1.12)%	(1.30)%	(20)	bps		67	bps		(0.69)%	(1.36)%	67	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q25 Change						2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24		2025	2024	2024
						$	%	$	%			$	%
Net interest income	($215)	($215)	($228)	($227)	($237)	$—	—%	$22	9%	($658)	($538)	($120)	(22%)
Noninterest income	29	36	32	31	40	(7)	(19)	(11)	(28)	97	106	(9)	(8)
Total revenue	(186)	(179)	(196)	(196)	(197)	(7)	(4)	11	6	(561)	(432)	(129)	(30)
Noninterest expense	11	24	17	35	20	(13)	(54)	(9)	(45)	52	182	(130)	(71)
Profit (loss) before provision (benefit) for credit losses	(197)	(203)	(213)	(231)	(217)	6	3	20	9	(613)	(614)	1	—
Provision (benefit) for credit losses	(9)	(3)	(47)	(26)	(20)	(6)	(200)	11	55	(59)	(32)	(27)	(84)
Income (loss) before income tax expense (benefit)	(188)	(200)	(166)	(205)	(197)	12	6	9	5	(554)	(582)	28	5
Income tax expense (benefit)	(65)	(68)	(58)	(69)	(72)	3	4	7	10	(191)	(207)	16	8
Net income (loss)	($123)	($132)	($108)	($136)	($125)	$9	7%	$2	2%	($363)	($375)	$12	3%
AVERAGE BALANCES
Total assets	$68,254	$67,339	$66,873	$66,725	$66,705	$915	1%	$1,549	2%	$67,494	$66,514	$980	1%
Total loans and leases[2]	974	912	896	874	837	62	7	137	16	928	794	134	17
Deposits	2,928	4,376	4,799	6,113	7,962	(1,448)	(33)	(5,034)	(63)	4,026	9,037	(5,011)	(55)
Interest-earning assets	55,033	54,428	53,896	53,944	53,654	605	1	1,379	3	54,456	53,906	550	1
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					SEPTEMBER 30, 2025 CHANGE
	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2025			September 30, 2024
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$230	$233	$283	$241	$219	($3)		(1%)	$11		5%
Commercial real estate	703	706	700	776	852	(3)		—	(149)		(17)
Total commercial	933	939	983	1,017	1,071	(6)		(1)	(138)		(13)
Residential mortgages[1]	188	198	198	192	169	(10)		(5)	19		11
Home equity	297	282	282	283	281	15		5	16		6
Automobile	31	34	39	48	46	(3)		(9)	(15)		(33)
Education	20	19	20	56	59	1		5	(39)		(66)
Other retail	49	52	60	68	61	(3)		(6)	(12)		(20)
Total retail	585	585	599	647	616	—		—	(31)		(5)
Total nonaccrual loans and leases	1,518	1,524	1,582	1,664	1,687	(6)		—	(169)		(10)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.40%	1.44%	1.46%	1.48%	1.47%	(4)	bps		(7)	bps
Allowance for credit losses to loans and leases	1.56	1.59	1.61	1.62	1.61	(3)	bps		(5)	bps
Allowance for loan and lease losses to nonaccrual loans and leases	130	132	127	124	123	(2%)			7%
Allowance for credit losses to nonaccrual loans and leases	145	145	140	136	136	—%			9%
Nonaccrual loans and leases to loans and leases	1.08	1.09	1.15	1.20	1.19	(1)	bps		(11)	bps
1 Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					SEPTEMBER 30, 2025 CHANGE
	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2025		September 30, 2024
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$39	$3	$9	$8	$5	$36	NM	$34	NM
Commercial real estate	7	60	4	6	15	(53)	(88)	(8)	(53)
Total commercial	46	63	13	14	20	(17)	(27)	26	130
Residential mortgages[1]	114	128	138	179	146	(14)	(11)	(32)	(22)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	3	2	2	—	—	—	—
Other retail	—	1	1	1	1	(1)	(100)	(1)	(100)
Total retail	116	131	142	182	149	(15)	(11)	(33)	(22)
Total loans and leases	$162	$194	$155	$196	$169	($32)	(16%)	($7)	(4%)

1 90+ days past due and accruing includes $114 million, $128 million, $137 million, $172 million, and $145 million of loans fully or partially guaranteed by the FHA, VA, and USDA for September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change						2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24		2025	2024	2024
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$33	$39	$34	$22	$57	($6)	(15%)	($24)	(42%)	$106	$85	$21	25%
Commercial real estate	58	54	51	89	49	4	7	9	18	163	223	(60)	(27)
Total commercial	91	93	85	111	106	(2)	(2)	(15)	(14)	269	308	(39)	(13)
Residential mortgages	1	—	1	—	1	1	100	—	—	2	4	(2)	(50)
Home equity	3	4	5	6	4	(1)	(25)	(1)	(25)	12	12	—	—
Automobile	13	14	20	22	25	(1)	(7)	(12)	(48)	47	72	(25)	(35)
Education	25	26	56	33	30	(1)	(4)	(5)	(17)	107	93	14	15
Other retail	62	64	67	66	65	(2)	(3)	(3)	(5)	193	196	(3)	(2)
Total retail	104	108	149	127	125	(4)	(4)	(21)	(17)	361	377	(16)	(4)
Total gross charge-offs	$195	$201	$234	$238	$231	($6)	(3%)	($36)	(16%)	$630	$685	($55)	(8%)
GROSS RECOVERIES
Commercial and industrial	$3	$—	$4	$7	$3	$3	100%	$—	—%	$7	$24	($17)	(71%)
Commercial real estate	3	1	—	7	5	2	200	(2)	(40)	4	5	(1)	(20)
Total commercial	6	1	4	14	8	5	NM	(2)	(25)	11	29	(18)	(62)
Residential mortgages	1	—	1	1	1	1	100	—	—	2	3	(1)	(33)
Home equity	6	6	5	7	5	—	—	1	20	17	18	(1)	(6)
Automobile	9	11	12	12	12	(2)	(18)	(3)	(25)	32	41	(9)	(22)
Education	5	8	5	5	6	(3)	(38)	(1)	(17)	18	16	2	13
Other retail	6	8	7	10	7	(2)	(25)	(1)	(14)	21	21	—	—
Total retail	27	33	30	35	31	(6)	(18)	(4)	(13)	90	99	(9)	(9)
Total gross recoveries	$33	$34	$34	$49	$39	($1)	(3%)	($6)	(15%)	$101	$128	($27)	(21%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$30	$39	$30	$15	$54	($9)	(23%)	($24)	(44%)	$99	$61	$38	62%
Commercial real estate	55	53	51	82	44	2	4	11	25	159	218	(59)	(27)
Total commercial	85	92	81	97	98	(7)	(8)	(13)	(13)	258	279	(21)	(8)
Residential mortgages	—	—	—	(1)	—	—	—	—	—	—	1	(1)	(100)
Home equity	(3)	(2)	—	(1)	(1)	(1)	(50)	(2)	(200)	(5)	(6)	1	17
Automobile	4	3	8	10	13	1	33	(9)	(69)	15	31	(16)	(52)
Education	20	18	51	28	24	2	11	(4)	(17)	89	77	12	16
Other retail	56	56	60	56	58	—	—	(2)	(3)	172	175	(3)	(2)
Total retail	77	75	119	92	94	2	3	(17)	(18)	271	278	(7)	(3)
Total net charge-offs	$162	$167	$200	$189	$192	($5)	(3%)	($30)	(16%)	$529	$557	($28)	(5%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change								2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.26%	0.35%	0.28%	0.14%	0.49%	(9)	bps		(23)	bps		0.30%	0.18%	12	bps
Commercial real estate	0.85	0.80	0.77	1.17	0.62	5			23			0.81	1.02	(21)
Total commercial	0.47	0.51	0.47	0.54	0.54	(4)			(7)			0.48	0.51	(3)
Residential mortgages	—	—	0.01	—	—	—			—			—	—	—
Home equity	(0.06)	(0.05)	(0.01)	(0.01)	(0.03)	(1)			(3)			(0.04)	(0.05)	1
Automobile	0.43	0.36	0.73	0.83	0.81	7			(38)			0.52	0.60	(8)
Education	0.92	0.86	1.92	1.01	0.85	6			7			1.28	0.90	38
Other retail	5.45	5.23	5.46	4.54	4.93	22			52			5.38	4.82	56
Total retail	0.45	0.45	0.70	0.53	0.54	—			(9)			0.53	0.53	—
Total loans and leases	0.46%	0.48%	0.58%	0.53%	0.54%	(2)	bps		(8)	bps		0.51%	0.52%	(1)	bps
Memo: Average loans
Commercial and industrial	$46,351	$44,936	$43,599	$43,674	$44,071	$1,415		3%	$2,280		5%	$44,972	$44,342	$630		1%
Commercial real estate	25,799	26,487	27,013	27,681	28,209	(688)		(3)	(2,410)		(9)	26,429	28,681	(2,252)		(8)
Total commercial	72,150	71,423	70,612	71,355	72,280	727		1	(130)		—	71,401	73,023	(1,622)		(2)
Residential mortgages	34,134	33,420	32,872	32,520	32,117	714		2	2,017		6	33,480	31,713	1,767		6
Home equity	18,027	17,324	16,647	16,246	15,733	703		4	2,294		15	17,338	15,387	1,951		13
Automobile	3,096	3,705	4,394	5,129	5,942	(609)		(16)	(2,846)		(48)	3,727	6,832	(3,105)		(45)
Education	8,513	8,660	10,690	10,949	11,155	(147)		(2)	(2,642)		(24)	9,280	11,472	(2,192)		(19)
Other retail	4,091	4,277	4,495	4,748	4,776	(186)		(4)	(685)		(14)	4,285	4,866	(581)		(12)
Total retail	67,861	67,386	69,098	69,592	69,723	475		1	(1,862)		(3)	68,110	70,270	(2,160)		(3)
Total loans and leases	$140,011	$138,809	$139,710	$140,947	$142,003	$1,202		1%	($1,992)		(1%)	$139,511	$143,293	($3,782)		(3%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change						2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24		2025	2024	2024
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,008	$2,014	$2,061	$2,079	$2,125	($6)	—%	($117)	(6%)	$2,061	$2,098	($37)	(2%)
Charge-offs:
Commercial	91	93	85	111	106	(2)	(2)	(15)	(14)	269	308	(39)	(13)
Retail	104	108	149	127	125	(4)	(4)	(21)	(17)	361	377	(16)	(4)
Total charge-offs	195	201	234	238	231	(6)	(3)	(36)	(16)	630	685	(55)	(8)
Recoveries:
Commercial	6	1	4	14	8	5	NM	(2)	(25)	11	29	(18)	(62)
Retail	27	33	30	35	31	(6)	(18)	(4)	(13)	90	99	(9)	(9)
Total recoveries	33	34	34	49	39	(1)	(3)	(6)	(15)	101	128	(27)	(21)
Net charge-offs	162	167	200	189	192	(5)	(3)	(30)	(16)	529	557	(28)	(5)
Provision (benefit) for loan and lease losses:
Commercial	62	50	89	50	3	12	24	59	NM	201	216	(15)	(7)
Retail	64	111	64	121	143	(47)	(42)	(79)	(55)	239	322	(83)	(26)
Total provision (benefit) for loan and lease losses	126	161	153	171	146	(35)	(22)	(20)	(14)	440	538	(98)	(18)
Allowance for loan and lease losses - ending	$1,972	$2,008	$2,014	$2,061	$2,079	($36)	(2%)	($107)	(5%)	$1,972	$2,079	($107)	(5%)

Allowance for unfunded lending commitments - beginning	$201	$198	$198	$207	$181	$3	2%	$20	11%	$198	$220	($22)	(10%)
Provision (benefit) for unfunded lending commitments	28	3	—	(9)	26	25	NM	2	8	31	(13)	44	NM
Allowance for unfunded lending commitments - ending	$229	$201	$198	$198	$207	$28	14%	$22	11%	$229	$207	$22	11%
Total allowance for credit losses - ending	$2,201	$2,209	$2,212	$2,259	$2,286	($8)	—%	($85)	(4%)	$2,201	$2,286	($85)	(4%)

Memo: Total allowance for credit losses by product
Commercial	$1,265	$1,269	$1,312	$1,295	$1,351	($4)	—%	($86)	(6%)	$1,265	$1,351	($86)	(6%)
Retail	936	940	900	964	935	(4)	—	1	—	936	935	1	—
Total allowance for credit losses	$2,201	$2,209	$2,212	$2,259	$2,286	($8)	—%	($85)	(4%)	$2,201	$2,286	($85)	(4%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2025 CHANGE						2025 Change
	Sept 30, 2025	June 30, 2025	Mar 31, 2025	Dec 31, 2024	Sept 30, 2024	June 30, 2025		September 30, 2024		2025	2024	2024
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,046	$17,812	$17,751	$17,900	$17,941	$234	1%	$105	1%
Tier 1 capital	20,157	19,925	19,864	20,013	20,053	232	1	104	1
Total capital	23,455	23,221	23,156	23,232	23,352	234	1	103	—
Risk-weighted assets	168,932	168,017	166,908	165,699	168,552	915	1	380	—
Adjusted average assets[1]	213,536	212,450	211,119	212,555	213,274	1,086	1	262	—
CET1 capital ratio	10.7%	10.6%	10.6%	10.8%	10.6%
Tier 1 capital ratio	11.9	11.9	11.9	12.1	11.9
Total capital ratio	13.9	13.8	13.9	14.0	13.9
Tier 1 leverage ratio	9.4	9.4	9.4	9.4	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$23,718	$23,121	$22,753	$22,141	$22,820	$597	3%	$898	4%	$23,718	$22,820	$898	4%
Less: Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—	8,187	8,187	—	—
Less: Other intangible assets	123	128	137	146	137	(5)	(4)	(14)	(10)	123	137	(14)	(10)
Add: Deferred tax liabilities[2]	440	440	438	438	435	—	—	5	1	440	435	5	1
Total tangible common equity[3]	$15,848	$15,246	$14,867	$14,246	$14,931	$602	4%	$917	6%	$15,848	$14,931	$917	6%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$23,288	$22,494	$22,188	$22,009	$22,380	$794	4%	$908	4%	$22,661	$21,838	$823	4%
Less: Goodwill	8,187	8,187	8,187	8,187	8,187	—	—	—	—	8,187	8,187	—	—
Less: Other intangible assets	126	134	142	136	140	(8)	(6)	(14)	(10)	134	146	(12)	(8)
Add: Deferred tax liabilities[2]	440	438	438	436	435	2	—	5	1	439	433	6	1
Total tangible common equity[3]	$15,415	$14,611	$14,297	$14,122	$14,488	$804	6%	$927	6%	$14,779	$13,938	$841	6%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,187	$8,187	$8,187	$8,187	$8,187	$—	—%	$—	—%	$8,187	$8,187	$—	—%
Other intangible assets	123	128	137	146	137	(5)	(4)	(14)	(10)	123	137	(14)	(10)
Total intangible assets	$8,310	$8,315	$8,324	$8,333	$8,324	($5)	—%	($14)	—%	$8,310	$8,324	($14)	—%

1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2 Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.
3 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures, with those denoted as Underlying for any given reporting period excluding certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe those measures denoted as Underlying in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change						2025 Change
		3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24		2025	2024	2024
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$630	$600	$544	$574	$532	$30	5%	$98	18%	$1,774	$1,602	$172	11%
Less: Notable items		—	—	—	10	(2)	—	—	2	100	—	5	(5)	(100)
Noninterest income, Underlying (non-GAAP)	B	$630	$600	$544	$564	$534	$30	5%	$96	18%	$1,774	$1,597	$177	11%
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,118	$2,037	$1,935	$1,986	$1,901	$81	4%	$217	11%	$6,090	$5,823	$267	5%
Less: Notable items		—	—	—	10	(2)	—	—	2	100	—	5	(5)	(100)
Total revenue, Underlying (non-GAAP)	D	$2,118	$2,037	$1,935	$1,976	$1,903	$81	4%	$215	11%	$6,090	$5,818	$272	5%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,335	$1,319	$1,314	$1,316	$1,259	$16	1%	$76	6%	$3,968	$3,918	$50	1%
Less: Notable items		—	—	—	24	11	—	—	(11)	(100)	—	132	(132)	(100)
Noninterest expense, Underlying (non-GAAP)	F	$1,335	$1,319	$1,314	$1,292	$1,248	$16	1%	$87	7%	$3,968	$3,786	$182	5%
Pre-provision profit:
Total revenue (GAAP)	C	$2,118	$2,037	$1,935	$1,986	$1,901	$81	4%	$217	11%	$6,090	$5,823	$267	5%
Less: Noninterest expense (GAAP)	E	1,335	1,319	1,314	1,316	1,259	16	1	76	6	3,968	3,918	50	1
Pre-provision profit (non-GAAP)		$783	$718	$621	$670	$642	$65	9%	$141	22%	$2,122	$1,905	$217	11%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,118	$2,037	$1,935	$1,976	$1,903	$81	4%	$215	11%	$6,090	$5,818	$272	5%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,335	1,319	1,314	1,292	1,248	16	1	87	7	3,968	3,786	182	5
Pre-provision profit, Underlying (non-GAAP)		$783	$718	$621	$684	$655	$65	9%	$128	20%	$2,122	$2,032	$90	4%
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$629	$554	$468	$508	$470	$75	14%	$159	34%	$1,651	$1,380	$271	20%
Less: Income (expense) before income tax expense (benefit) related to notable items		—	—	—	(14)	(13)	—	—	13	100	—	(127)	127	100
Income before income tax expense, Underlying (non-GAAP)	H	$629	$554	$468	$522	$483	$75	14%	$146	30%	$1,651	$1,507	$144	10%
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$135	$118	$95	$107	$88	$17	14%	$47	53%	$348	$272	$76	28%
Less: Income tax expense (benefit) related to notable items		—	—	—	(3)	(3)	—	—	3	100	—	(40)	40	100
Income tax expense, Underlying (non-GAAP)	J	$135	$118	$95	$110	$91	$17	14%	$44	48%	$348	$312	$36	12%
Net income, Underlying:
Net income (GAAP)	K	$494	$436	$373	$401	$382	$58	13%	$112	29%	$1,303	$1,108	$195	18%
Add: Notable items, net of income tax benefit		—	—	—	11	10	—	—	(10)	(100)	—	87	(87)	(100)
Net income, Underlying (non-GAAP)	L	$494	$436	$373	$412	$392	$58	13%	$102	26%	$1,303	$1,195	$108	9%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$457	$402	$340	$367	$344	$55	14%	$113	33%	$1,199	$1,005	$194	19%
Add: Notable items, net of income tax benefit		—	—	—	11	10	—	—	(10)	(100)	—	87	(87)	(100)
Net income available to common stockholders, Underlying (non-GAAP)	N	$457	$402	$340	$378	$354	$55	14%	$103	29%	$1,199	$1,092	$107	10%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change								2025 Change
		3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,118	$2,037	$1,935	$1,986	$1,901	$81		3.91%	$217		11.44%	$6,090	$5,823	$267		4.59%
Less: Noninterest expense (GAAP)	E	1,335	1,319	1,314	1,316	1,259	16		1.13	76		6.05	3,968	3,918	50		1.29
Operating leverage									2.78%			5.39%					3.30%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,118	$2,037	$1,935	$1,976	$1,903	$81		3.91%	$215		11.29%	$6,090	$5,818	$272		4.68%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,335	1,319	1,314	1,292	1,248	16		1.13	87		6.91	3,968	3,786	182		4.81
Operating leverage, Underlying (non-GAAP)									2.78%			4.38%					(0.13%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	63.03%	64.76%	67.91%	66.27%	66.23%	(173)	bps		(320)	bps		65.16%	67.28%	(212)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	63.03	64.76	67.91	65.36	65.61	(173)	bps		(258)	bps		65.16	65.08	8	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	29.75%	29.41%	28.14%	28.90%	27.95%	34	bps		180	bps		29.12%	27.51%	161	bps
Noninterest income as a % of total revenue, Underlying (non-GAAP)	B/D	29.75	29.41	28.14	28.54	28.05	34	bps		170	bps		29.12	27.45	167	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	21.38%	21.37%	20.26%	21.04%	18.56%	1	bps		282	bps		21.06%	19.69%	137	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	21.38	21.37	20.26	21.17	18.75	1	bps		263	bps		21.06	20.68	38	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$23,288	$22,494	$22,188	$22,009	$22,380	$794		4%	$908		4%	$22,661	$21,838	$823		4%
Return on average common equity	M/O	7.77%	7.18%	6.21%	6.64%	6.12%	59	bps		165	bps		7.07%	6.15%	92	bps
Return on average common equity, Underlying (non-GAAP)	N/O	7.77	7.18	6.21	6.84	6.29	59	bps		148	bps		7.07	6.68	39	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$23,288	$22,494	$22,188	$22,009	$22,380	$794		4%	$908		4%	$22,661	$21,838	$823		4%
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Average other intangibles (GAAP)		126	134	142	136	140	(8)		(6)	(14)		(10)	134	146	(12)		(8)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	438	438	436	435	2		—	5		1	439	433	6		1
Average tangible common equity (non-GAAP)	P	$15,415	$14,611	$14,297	$14,122	$14,488	$804		6%	$927		6%	$14,779	$13,938	$841		6%
Return on average tangible common equity (non-GAAP)	M/P	11.75%	11.05%	9.64%	10.36%	9.45%	70	bps		230	bps		10.84%	9.63%	121	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	11.75	11.05	9.64	10.66	9.71	70	bps		204	bps		10.84	10.46	38	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$219,117	$217,661	$216,309	$217,548	$218,578	$1,456		1%	$539		—%	$217,706	$219,520	($1,814)		(1%)
Return on average total assets	K/Q	0.90%	0.80%	0.70%	0.73%	0.70%	10	bps		20	bps		0.80%	0.67%	13	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.90	0.80	0.70	0.75	0.71	10	bps		19	bps		0.80	0.73	7	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change								2025 Change
		3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$219,117	$217,661	$216,309	$217,548	$218,578	$1,456		1%	$539		—%	$217,706	$219,520	($1,814)		(1%)
Less: Average goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Average other intangibles (GAAP)		126	134	142	136	140	(8)		(6)	(14)		(10)	134	146	(12)		(8)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	438	438	436	435	2		—	5		1	439	433	6		1
Average tangible assets (non-GAAP)	R	$211,244	$209,778	$208,418	$209,661	$210,686	$1,466		1%	$558		—%	$209,824	$211,620	($1,796)		(1%)
Return on average total tangible assets (non-GAAP)	K/R	0.93%	0.83%	0.73%	0.76%	0.72%	10	bps		21	bps		0.83%	0.70%	13	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.93	0.83	0.73	0.78	0.74	10	bps		19	bps		0.83	0.75	8	bps
Book value per common share and tangible book value per common share:
Common shares - at period-end (GAAP)	S	431,453,142	432,768,811	437,668,127	440,543,381	445,216,549	(1,315,669)		—%	(13,763,407)		(3%)	431,453,142	445,216,549	(13,763,407)		(3%)
Common stockholders' equity (GAAP)	T	$23,718	$23,121	$22,753	$22,141	$22,820	$597		3	$898		4	$23,718	$22,820	$898		4
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Other intangible assets (GAAP)		123	128	137	146	137	(5)		(4)	(14)		(10)	123	137	(14)		(10)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	440	438	438	435	—		—	5		1	440	435	5		1
Tangible common equity (non-GAAP)	U	$15,848	$15,246	$14,867	$14,246	$14,931	$602		4%	$917		6%	$15,848	$14,931	$917		6%
Book value per common share (GAAP)	T/S	$54.97	$53.43	$51.99	$50.26	$51.25	$1.54		3%	$3.72		7%	$54.97	$51.25	$3.72		7%
Tangible book value per common share (non-GAAP)	U/S	36.73	35.23	33.97	32.34	33.54	1.50		4	3.19		10	36.73	33.54	3.19		10
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	V	431,365,552	433,640,210	438,320,757	440,802,738	446,561,996	(2,274,658)		(1%)	(15,196,444)		(3%)	434,416,696	453,993,833	(19,577,136)		(4%)
Average common shares outstanding - diluted (GAAP)	W	435,472,350	436,539,774	442,200,180	444,836,786	449,913,467	(1,067,424)		—	(14,441,117)		(3)	437,915,596	456,461,330	(18,545,733)		(4)
Net income per average common share - basic (GAAP)	M/V	$1.06	$0.93	$0.78	$0.83	$0.77	$0.13		14	$0.29		38	$2.76	$2.21	$0.55		25
Net income per average common share - diluted (GAAP)	M/W	1.05	0.92	0.77	0.83	0.77	0.13		14	0.28		36	2.74	2.20	0.54		25
Net income per average common share - basic, Underlying (non-GAAP)	N/V	1.06	0.93	0.78	0.86	0.79	0.13		14	0.27		34	2.76	2.40	0.36		15
Net income per average common share - diluted, Underlying (non-GAAP)	N/W	1.05	0.92	0.77	0.85	0.79	0.13		14	0.26		33	2.74	2.39	0.35		15
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	X	$0.42	$0.42	$0.42	$0.42	$0.42	$—		—%	$—		—%	$1.26	$1.26	$—		—%
Dividend payout ratio	X/(M/V)	40%	45%	54%	51%	55%	(554) bps			(1,493) bps			46%	57%	(1,136) bps
Dividend payout ratio, Underlying (non-GAAP)	X/(N/V)	40	45	54	49	53	(554) bps			(1,338) bps			46	53	(700) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q25 Change								2025 Change
		3Q25	2Q25	1Q25	4Q24	3Q24	2Q25			3Q24			2025	2024	2024
							$/bps		%	$/bps		%			$/bps		%
Common equity ratio and tangible common equity ratio:
Total assets (GAAP)	Y	$222,747	$218,310	$220,148	$217,521	$219,706	$4,437		2%	$3,041		1%	$222,747	$219,706	$3,041		1
Less: Goodwill (GAAP)		8,187	8,187	8,187	8,187	8,187	—		—	—		—	8,187	8,187	—		—
Less: Other intangible assets (GAAP)		123	128	137	146	137	(5)		(4)	(14)		(10)	123	137	(14)		(10)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		440	440	438	438	435	—		—	5		1	440	435	5		1
Tangible assets (non-GAAP)	Z	$214,877	$210,435	$212,262	$209,626	$211,817	$4,442		2%	$3,060		1%	$214,877	$211,817	$3,060		1%
Common equity ratio (GAAP)	T/Y	10.6%	10.6%	10.3%	10.2%	10.4%	6 bps			26 bps			10.6%	10.4%	26 bps
Tangible common equity ratio (non-GAAP)	U/Z	7.4	7.2	7.0	6.8	7.0	16 bps			35 bps			7.4	7.0	35 bps
Net interest income and net interest margin on an FTE basis:
Net interest income (annualized) (GAAP)	AA	$5,902	$5,770	$5,637	$5,620	$5,447	$132		2%	$455		8%	$5,771	$5,638	$133		2%
Average interest-earning assets (GAAP)	BB	197,598	196,318	195,058	196,613	197,164	1,280		1	434		—	196,334	198,561	(2,227)		(1)
Net interest margin (GAAP)	AA/BB	2.99%	2.94%	2.89%	2.86%	2.76%	5	bps		23	bps		2.94%	2.84%	10	bps
Net interest income (GAAP)		$1,488	$1,437	$1,391	$1,412	$1,369	$51		4%	$119		9%	$4,316	$4,221	$95		2%
FTE adjustment		4	4	4	4	4	—		—	—		—	12	13	(1)		(8)
Net interest income on an FTE basis (non-GAAP)		1,492	1,441	1,395	1,416	1,373	51		4	119		9	4,328	4,234	94		2
Net interest income on an FTE basis (annualized) (non-GAAP)	CC	5,919	5,786	5,653	5,637	5,465	133		2	454		8	5,787	5,656	131		2
Net interest margin on an FTE basis (non-GAAP)	CC/BB	3.00%	2.95%	2.90%	2.87%	2.77%	5	bps		23	bps		2.95%	2.85%	10	bps
Card fees, Underlying:
Card fees (GAAP)		$87	$90	$83	$97	$93	($3)		(3%)	($6)		(6%)	$260	$271	($11)		(4%)
Less: Notable items		—	—	—	11	6	—		—	(6)		(100)	—	13	(13)		(100)
Card fees, Underlying (non-GAAP)		$87	$90	$83	$86	$87	($3)		(3%)	$—		—%	$260	$258	$2		1%
Other income, Underlying:
Other income (GAAP)		$31	$42	$22	$28	$24	($11)		(26%)	$7		29%	$95	$51	$44		86%
Less: Notable items		—	—	—	(1)	(8)	—		—	8		100	—	(8)	8		100
Other income, Underlying (non-GAAP)		$31	$42	$22	$29	$32	($11)		(26%)	($1)		(3%)	$95	$59	$36		61%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)		$705	$681	$696	$674	$647	$24		4%	$58		9%	$2,082	$1,983	$99		5%
Less: Notable items		—	—	—	17	4	—		—	(4)		(100)	—	29	(29)		(100)
Salaries and employee benefits, Underlying (non-GAAP)		$705	$681	$696	$657	$643	$24		4%	$62		10%	$2,082	$1,954	$128		7%
Equipment and software, Underlying:
Equipment and software (GAAP)		$197	$193	$194	$193	$194	$4		2%	$3		2%	$584	$576	$8		1%
Less: Notable items		—	—	—	3	2	—		—	(2)		(100)	—	14	(14)		(100)
Equipment and software, Underlying (non-GAAP)		$197	$193	$194	$190	$192	$4		2%	$5		3%	$584	$562	$22		4%
Outside services, Underlying:
Outside services (GAAP)		$161	$169	$155	$170	$146	($8)		(5%)	$15		10%	$485	$469	$16		3%
Less: Notable items		—	—	—	4	2	—		—	(2)		(100)	—	24	(24)		(100)
Outside services, Underlying (non-GAAP)		$161	$169	$155	$166	$144	($8)		(5%)	$17		12%	$485	$445	$40		9%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q25 Change						2025 Change
	3Q25	2Q25	1Q25	4Q24	3Q24	2Q25		3Q24		2025	2024	2024
						$/bps	%	$/bps	%			$/bps	%
Occupancy, Underlying:
Occupancy (GAAP)	$106	$108	$112	$112	$108	($2)	(2%)	($2)	(2%)	$326	$335	($9)	(3%)
Less: Notable items	—	—	—	5	1	—	—	(1)	(100)	—	14	(14)	(100)
Occupancy, Underlying (non-GAAP)	$106	$108	$112	$107	$107	($2)	(2%)	($1)	(1%)	$326	$321	$5	2%
Other operating expense, Underlying:
Other operating expense (GAAP)	$166	$168	$157	$167	$164	($2)	(1%)	$2	1%	$491	$555	($64)	(12%)
Less: Notable items	—	—	—	(5)	2	—	—	(2)	(100)	—	51	(51)	(100)
Other operating expense, Underlying (non-GAAP)	$166	$168	$157	$172	$162	($2)	(1%)	$4	2%	$491	$504	($13)	(3%)